united states
Securities and Exchange Commission
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 30, 2019

Cadiz Inc.

(Exact Name of Registrant as Specified in its Charter)
DELAWARE	0-12114	77-0313235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
550 S. Hope Street, Suite 2850 Los Angeles, CA		90071
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (231) 271-1600
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CDZI	The NASDAQ Global Market
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01.  Other Events

 On April 30, 2019, Cadiz Inc. (the "Company") received a letter from Hoving & Partners S.A. in support of the Company. A copy of the letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Forward-Looking Statements

 All statements in this report that are not historical facts should be considered "Forward Looking Statements" within the meaning of the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Some of the forward-looking statements can be identified by the use of words such as "believe," "expect," "may," "will," "should," "seek," "approximately," "intend," "plan," "estimate," "project," "continue" or "anticipates" or similar expressions or words, or the negatives of those expressions or words. Except as otherwise required by applicable securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances, or any other reason, after the date of this report.

14a-12 Disclaimer

 The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company's stockholders in connection with the Company's 2019 Annual Meeting of Stockholders. The Company intends to file a proxy statement and white proxy card with the U.S. Securities and Exchange Commission (the "SEC") in connection with any such solicitation of proxies from the Company's stockholders. Stockholders of the company are strongly encouraged to read such proxy statement, accompanying white proxy card and all other documents filed with the sec carefully and in their entirety when they become available as they will contain important information. Exhibit 99.2 of the Company's Current Report on Form 8-K filed with the SEC on May 6, 2019 ("Exhibit 99.2") contains information regarding the direct and indirect interest, by securities holdings or otherwise, of the Company's directors and executive officers in the Company's securities. If the holdings of the Company's securities change from the amounts provided in Exhibit 99.2, such changes will be set forth in SEC filings on Forms 3, 4, and 5, which can be found through the Company's website at www.cadizinc.com in the "Investor" section under "SEC Filings" or through the SEC's website at www.sec.gov. Information can also be found in the Company's other SEC filings, including the Company's Annual Report on Form 10-K for the year ended December 31, 2018. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the 2019 Annual Meeting of Stockholders. Stockholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge at the Company's website at www.cadizinc.com in the "Investor" section under "SEC Filings."

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Hoving & Partners S.A. Letter to Cadiz Inc., dated April 30, 2019.
99.2	Securities Holdings of Directors and Officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADIZ INC.

By: /s/ Timothy J. Shaheen
Timothy J. Shaheen
Chief Financial Officer

Date:  May 6, 2019